UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 1, 2004

                              KEY GOLD CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

             000-50660                              98-0372619
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      (Commission File Number)           (IRS Employer Identification No.)

             1942 Broadway, Suite 504, Boulder, Colorado 80302 80302
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               (Address of Principal Executive Offices) (Zip Code)

                                 (303) 323-1927
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

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Item 8.01. Other Events.

      We issued a press release on November 23, 2004, in which we announced that final approval to commence exploration activities on our affiliated joint venture gold properties in China has been issued and that we received confirmation from our affiliated joint venture, Liaoning Taixing International Gold Mining Company ("LTI"), that LTI has acquired the appropriate government approvals for exploration and drilling on its gold property in Fengcheng, China.

Item 9.01(c)      Exhibits.

99.8 Press Release, dated November 23, 2004.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 23, 2004                            KEY GOLD CORPORATION


                                                    By: /s/ John Anderson
                                                        ------------------------
                                                        John Anderson
                                                        Chief Executive Officer